Organization	12 Months Ended
Dec. 31, 2012
Organization [Abstract]
Organization

Note 1.  Organization

Lumos Networks is a fiber-based network service provider in the Mid-Atlantic region with a network of long-haul fiber, metro Ethernet and Ethernet rings located primarily in Virginia and West Virginia, and portions of Pennsylvania, Maryland, Ohio and Kentucky.  We serve carrier, business and residential customers over our fiber network offering data, voice and IP services.  Our principal products and services include metro Ethernet, which provides Ethernet connectivity among multiple locations in the same city or region over our fiber optic network, high-capacity private line and wavelength services, which provide a means to efficiently utilize fiber in broadband applications and provide high-capacity bandwidth, IP services and business and residential telephone local and long-distance services.

On October 14, 2011,  NTELOS Holdings Corp. (“NTELOS”) announced a distribution date of October 31, 2011 for the spin-off of all of the issued and outstanding shares of common stock of Lumos Networks, which operated NTELOS’s wireline operations (the “Business Separation”).  Prior to and in connection with the Business Separation, following the market close on October 31, 2011, NTELOS effectuated a 1-for-2 reverse stock split (the “Reverse Stock Split”) of its shares of Common Stock, $0.01 par value.  The spin-off of Lumos Networks was in the form of a tax-free stock distribution to NTELOS stockholders of record as of the close of business on October 24, 2011, the record date (the “Distribution”).   On October 31, 2011, NTELOS distributed one share of Lumos Networks common stock for every share of NTELOS’s common stock outstanding, on a post-Reverse Stock Split basis.

On December 1, 2010, the Company acquired from One Communications Corp. (“OCC”) all of the membership interest of Mountaineer Telecommunication, LLC (hereinafter referred to as “FiberNet”) for net cash consideration at closing of $162.5 million.  FiberNet is a facility-based Competitive Local Exchange Carrier (“CLEC”) headquartered in Charleston, West Virginia.  FiberNet offers voice, data, and IP-based services in West Virginia and portions of Ohio, Maryland, Pennsylvania, Virginia and Kentucky and had approximately 30,000 customer accounts as of the acquisition date and has an extensive fiber network.  The FiberNet network provides enhancements that add diversity and capacity to the Company’s combined network of approximately 5,800 route-miles and the increased density provides immediate access to more enterprise customers in new tier two and tier three markets.  NTELOS Inc. funded the acquisition through a combination of a $125 million incremental term loan under its existing senior secured credit facility and cash on hand.  The $162.5 million net cash outlay for this purchase transaction was funded by Lumos Networks through an increase to its intercompany obligation with NTELOS Inc., which obligation was settled on October 31, 2011 through the aforementioned $315 million cash payment to NTELOS.  Under the terms of the purchase agreement, $5.0 million of the purchase price was put in escrow.  All outstanding matter related to the acquisition have been settled between the parties and escrow funds released as of December 31, 2012.  The Company finalized its acquisition accounting related to the purchase of FiberNet and recorded necessary purchase accounting adjustments prior to December 1, 2011.

In the fourth quarter of 2012, the Company sold the assets comprising the former managed services business of FiberNet to an unrelated third-party for a total purchase price of $1.0 million, $0.8 million of which was received in cash upon consummation of the sale and the remaining $0.2 million was placed in escrow in accordance with the terms of the agreement.